Central and South West Corporation
                          1616 Woodall Rodgers Freeway
                                P. O. Box 660164
                               Dallas, Texas 75202


                                February 4, 2000


Securities and Exchange Commission 450 5th Street N.W.
Washington, D.C.  20549

         Re:      Southwestern Electric Power Company
                  Form S-3 Registration Statement

Ladies and Gentlemen:

                  In accordance with the requirements of the Securities Act of 1933, as amended (the "Act"), electronically transmitted herewith is a filing consisting of the above referenced Form S-3 Registration Statement pursuant to the Act.

                  A wire transfer in the amount of $66,000 has been sent to Mellon Bank for credit to the Securities and Exchange Commission Account No. 910-8739 in payment of the registration fee.

                  If you have any questions regarding this filing, please contact Robert B. Williams, (212) 530-5516, at Milbank, Tweed, Hadley & McCloy LLP or the undersigned at (214) 777-1205.

                                       Best regards,


                                       /s/STEPHEN D. WISE
                                          Stephen D. Wise

cc:  Robert B. Williams, Esq.